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                                                                    EXHIBIT 10.7







                           1997 OMNIBUS INCENTIVE PLAN

                               MB FINANCIAL, INC.

                         AS MODIFIED, FEBRUARY 10, 1999


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                               MB FINANCIAL, INC.

                           1997 OMNIBUS INCENTIVE PLAN


                                TABLE OF CONTENTS



              Section                                                      Page
              -------                                                      -----
ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

                 1.1         Establishment of the Plan .......................1
                 1.2         Purpose of the Plan .............................1
                 1.3         Duration of the Plan ............................1

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

                 2.1         Definitions .....................................1
                 2.2         Gender and Number ...............................4
                 2.3         Severability ....................................4

ARTICLE 3. ADMINISTRATION

                 3.1         The Committee ...................................4
                 3.2         Authority of the Committee ......................4
                 3.3         Decisions Binding ...............................5

ARTICLE 4. SHARES SUBJECT TO THE PLAN; AWARDS TO DIRECTORS

                 4.1         Number of Shares ................................5
                 4.2         Maximum Awards ..................................5
                 4.3         Awards to Directors .............................5
                 4.4         Lapsed Awards ...................................5
                 4.5         Adjustments in Authorized Shares ................5

ARTICLE  5.  ELIGIBILITY  AND  PARTICIPATION

                 5.1         Eligibility .....................................6
                 5.2         Actual Participation ............................6



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                                TABLE OF CONTENTS


              Section                                                      Page
              -------                                                      -----

ARTICLE 6. STOCK OPTIONS

                 6.1         Grant of Options ................................6
                 6.2         Option Agreement ................................6
                 6.3         Option Price ....................................6
                 6.4         Duration of Options .............................6
                 6.5         Exercise of Options .............................6
                 6.6         Payment..........................................6
                 6.7         Restrictions on Share Transferability ...........7
                 6.8         Termination of Employment or Service Due to
                                Death, Disability or Retirement...............7
                 6.9         Termination of Employment for Other Reasons .....8

ARTICLE 7. STOCK APPRECIATION RIGHTS

                 7.1         Grant of SARs ...................................8
                 7.2         Exercise of SARs ................................8
                 7.3         SAR Agreement ...................................9
                 7.4         Term of SARs ....................................9
                 7.5         Payment of SAR Amount ...........................9
                 7.6         Termination of Employment or Service Due to
                                Death, Disability or Retirement ..............9
                 7.7         Termination of Employment for Other Reasons ....10

ARTICLE 8. RESTRICTED STOCK

                 8.1         Grant of Restricted Stock ......................10
                 8.2         Restricted Stock Agreement .....................10
                 8.3         Other Restrictions .............................10
                 8.4         Certificate Legend .............................10
                 8.5         Removal of Restrictions ........................11
                 8.6         Voting Rights ..................................11
                 8.7         Dividends and Other Distributions ..............11
                 8.8         Termination of Employment or Service Due to
                                Death, Disability or Retirement .............11
                 8.9         Termination of Employment for Other Reasons ....11

ARTICLE  9.  TRANSFERABILITY ................................................11

ARTICLE  10.  BENEFICIARY DESIGNATION .......................................12


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                                TABLE OF CONTENTS


              Section                                                      Page
              -------                                                      -----

ARTICLE 11. RIGHTS OF EMPLOYEES AND DIRECTORS

                11.1         Employment or Service ..........................12
                11.2         Participation ..................................12

ARTICLE 12. CHANGE IN CONTROL

                12.1         In General .....................................12
                12.2         Definition .....................................12

ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION

                13.1         Amendment, Modification and Termination ........13
                13.2         Awards Previously Granted ......................13

ARTICLE 14. WITHHOLDING

                14.1         Tax Withholding ................................13
                14.2         Share Withholding ..............................13

ARTICLE 15. INDEMNIFICATION .................................................13

ARTICLE 16. SUCCESSORS ......................................................14

ARTICLE 17. REQUIREMENTS OF LAW

                17.1         Requirements of Law ............................14
                17.2         Governing Law ..................................15


                                      iii

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                               MB FINANCIAL, INC.

                           1997 OMNIBUS INCENTIVE PLAN


     ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. MB Financial, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "MB Financial, Inc. 1997 Omnibus Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights and Restricted Stock.

          Upon approval by the Board of Directors of the Company, subject to ratification by an affirmative vote of holders of a majority of Shares present and entitled to vote at the 1997 Annual Meeting of the Company at which a quorum is present, the Plan shall become effective as of January 1, 1997 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein. The Plan was subsequently modified on July 30, 1997 and February 10, 1999.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Employees and Directors with those of Company shareholders.

          The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

     1.3 DURATION OF THE PLAN. Subject to approval by the Board of Directors of the Company and ratification by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein. However, in no event may an Award be granted under the Plan on or after the fifteenth anniversary of the Plan's Effective Date.


     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

     2.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights or Restricted Stock.


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          (b)  "Board" or "Board or Directors" means the Board of Directors of the Company.

          (c) "Cause" means Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order. For purposes of this subsection, no act, or failure to act, on Participant's part shall be considered "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the financial institutions industry. A Participant may be terminated for Cause by an Executive Officer of the Company.

          (d) "Change in Control" of the Company shall be defined in accordance with Section 12.2 herein.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor code thereto, and the rules and regulations thereunder.

          (f) "Committee" means the Committee, as specified in Article 3, appointed by the Board to administer the Plan.

          (g) "Company" means MB Financial, Inc., a Delaware corporation (including any and all Subsidiaries), or any successor thereto as provided in Article 16 herein.

          (h) "Director" means any individual who is a member of the Board of Directors or an advisory director of the Company or Subsidiary who is not currently an Employee of the Company or Subsidiary.

          (i) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

          (j) "Employee" means a full-time, nonunion, salaried employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the rules and regulations thereunder.


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          (l)  "Fair Market Value" means the closing market price per share of one Share on the relevant date, according to a stock quotation source selected by the Committee. If the Shares did not trade on the relevant date, then Fair Market Value is determined as of the most recent date for which a quoted price is available, or as of the most recent date for which quoted bid and asked prices are available, whichever is most recent. Should Fair Market Value be determined at the time of the most recent quoted bid and asked prices, Fair Market Value shall be equal to the bid price.

          (m) "Grant Price" means the stock price above which a SAR entitles the recipient to any increase in value, as determined by the Committee.

          (n) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          (o) "Insider" shall mean an Employee who is, at the time an Award is made under this Plan, an officer, Director, or holder of more than 10% of the Shares.

          (p) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

          (q) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (r) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

          (s) "Participant" means an Employee or Director of the Company who has outstanding an Award granted under the Plan.

          (t) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

          (u) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act.

          (v) "Retirement" means termination of a Participant's employment with the Company after the Participant attains age 65.

          (w) "Related" means (i) in the case of a SAR or other right, a SAR or other right which is granted in connection with, and to the extent exercisable, in whole or


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               in part, in lieu of, an Option or another right and (ii) in the case of an Option, an Option with respect to which and to the extent a SAR or other right is exercisable, in whole or in part, in lieu thereof.

          (x) "Restricted Stock" means an Award granted pursuant to Article 8 herein.

          (y)  "Shares" means shares of the common stock of the Company.

          (z) "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, granted pursuant to Article 7 herein.

          (aa) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least 50% of the combined equity thereof.

     2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     2.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


     ARTICLE 3. ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by a Committee, consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Exchange Act. The members of the Committee shall be appointed by the Board of Directors.

     3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law or by the Certificate of Incorporation or Bylaws of the Company or by resolutions adopted by the Board of Directors, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.


                                       4
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     3.3 DECISIONS BINDING. All determinations and decisions made by the
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all Persons, including the Company, its shareholders, Employees, Participants, and their respective successors.

     ARTICLE 4. SHARES SUBJECT TO THE PLAN; AWARDS TO DIRECTORS

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed 1,000,000. These Shares may be either authorized but unissued, or Shares that have been reacquired by the Company. The grant of an Option, Stock Appreciation Right or Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

     4.2 MAXIMUM AWARDS. During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 75,000 Shares, subject to adjustment as provided in Section 4.3.

          During the term of the Plan, Awards with respect to no more than 200,000 Shares may be in the form of Restricted Stock, subject to adjustment as provided in Section 4.3.

     4.3 AWARDS TO DIRECTORS. Directors are entitled to take a minimum of 50% of their retainer in the form of Non-Qualified Stock Options. These Options will be priced as of the first day of the year using a Black-Shoals model based on a five-year option and volatility over the prior 90 days. The election for Stock Options must be taken prior to the beginning of the year.

     4.4 LAPSED AWARDS. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan, with the exception of Restricted Stock Awards upon which dividends have been paid to the Participants.

     4.5 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.


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


     ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees of the Company, including Employees who are members of the Board, and all Directors, including Directors of the Company's Subsidiaries.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Subject to Section 4.1, no Employee or Director shall be entitled to be granted an Award under this Plan.


     ARTICLE 6. STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Directors at any time and from time to time as shall be determined by the Committee. Subject to Section 4.1, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant. Options granted to Directors shall consist only of NQSOs and not ISOs.

     6.2 OPTION AGREEMENT. Each Option grant shall be evidenced by an Option agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the percentage of the Option that becomes exercisable on specified dates in the future, and such other provisions as the Committee shall determine. The Option agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     6.3 OPTION PRICE. The Option Price for each grant of an Option shall be determined by the Committee, provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. In the event any holder of 10% or more of the Shares receives a grant of ISOs, the Option Price shall be not less than 110% of the Fair Market Value of a Share on the date of grant. Once an Option has been granted, the Option Price with respect thereto may not be changed.

     6.4 DURATION OF OPTIONS. Each Option granted shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the fifteenth anniversary date of its grant.

     6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant.

     6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Chief Financial Officer of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by payment in full of the Option Price.

          Upon exercise of any Option, the Option Price shall be payable to the Company in full either (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Option Price, or (c) by a combination of (a) and
(b). In addition, the Company may establish a cashless exercise program in accordance with Federal Reserve Board Regulation G.

          As soon as practicable after receipt of a written notification of exercise and payment in full of the Option Price, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 TERMINATION OF EMPLOYMENT OR SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT.

          (a) TERMINATION BY DEATH. In the event the employment or service of a Participant is terminated by reason of death, any outstanding Options granted to that Participant that are not exercisable as of the date of termination shall immediately become exercisable. Unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, all Options granted to such Participant shall remain exercisable until their respective expiration dates, or for one year after the date of death, whichever period is shorter, by such Person or Persons as shall have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

          (b) TERMINATION BY DISABILITY. In the event the employment or service of a Participant is terminated by reason of Disability, any outstanding Options granted to that Participant that are not exercisable as of the date of termination shall immediately become exercisable. Unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, all Options granted to such Participant shall remain exercisable until their respective expiration dates, or for one year after the date that the Participant's Disability is determined by the Committee to be total and permanent, whichever period is shorter. Unless otherwise set forth in the Option agreement provided for in
               Section 6.2 herein, should the Participant die during this period, exercisability of the Participant's Options shall be permitted for a period of one year following the date of death.

          (c) TERMINATION BY RETIREMENT. In the event the employment of an Employee is terminated by reason of Retirement, or the service of a Director on the Board is terminated after age 65, any outstanding Options granted to that Employee

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               or Director that are not exercisable as of the date of
               termination shall immediately become exercisable. Unless otherwise set forth in the Option agreement provided for in
               Section 6.2 herein, all Options granted to such Participant shall remain exercisable until their respective expiration dates, or for one year after the date of termination, whichever period is shorter.

          (d) EXERCISE LIMITATIONS ON ISOS. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the time periods provided by Section 422 for each of the various types of employment termination.

     6.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of an Employee or the service of a Director shall terminate for any reason other than the reasons set forth in Section 6.8 herein, except for Cause, all outstanding Options that are not exercisable as of the date of termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to waive such termination and to immediately make exercisable all or any portion of such Options. Thereafter, unless otherwise set forth in the Option agreement provided for in Section 6.2 herein, all such exercisable Options shall remain exercisable until their respective expiration dates, or for one year after the date of termination, whichever period is shorter.

          If the employment of the Employee or the service of the Director shall terminate for Cause, all outstanding Options immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the exercisability status of the Options.


     ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Employees and Directors at any time and from time to time as shall be determined by the Committee. A SAR may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related SAR was exercised. Upon the exercise or termination of a Related Option, any Related SAR shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

          The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4.1 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. However, the Grant Price of a SAR shall be at least equal to 100% of the Fair Market Value of a Share on the date of grant of the SAR.

     7.2 EXERCISE OF SARS. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs.



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     7.3 SAR AGREEMENT. Each SAR grant shall be evidenced by a SAR agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.4 TERM OF SARS. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, however, such term shall not exceed fifteen years.

     7.5 PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; and

          (b)  The number of Shares with respect to which the SAR is exercised.

          At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.6 TERMINATION OF EMPLOYMENT OR SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT.

          (a) TERMINATION BY DEATH. In the event the employment or service of a Participant is terminated by reason of death, any outstanding SARs granted to that Participant that are not exercisable as of the date of termination shall immediately become exercisable. Unless otherwise set forth in the SAR agreement provided for in
               Section 7.3 herein, all SARs granted to such Participant shall remain exercisable until their respective expiration dates, or for one year after the date of death, whichever period is shorter, by such Person or Persons as shall have acquired the Participant's rights under the SARs by will or by the laws of descent and distribution.

          (b) TERMINATION BY DISABILITY. In the event the employment or service of a Participant is terminated by reason of Disability, any outstanding SARs granted to that Participant that are not exercisable as of the date of termination shall immediately become exercisable. Unless otherwise set forth in the SAR agreement provided for in Section 7.3 herein, all SARs granted to such Participant shall remain exercisable until their respective expiration dates, or for one year after the date the Participant's Disability is determined by the Committee to be total and permanent, whichever period is shorter. Unless otherwise set forth in the SAR agreement provided for in Section
               7.3 herein, in the event the Participant dies during this period, exercisability shall be permitted for a period of one year following the date of death.

          (c) TERMINATION BY RETIREMENT. In the event the employment of an Employee is terminated by reason of Retirement, or the service of a Director on the Board is terminated after age 65, any outstanding SARs granted to that Participant



                                       9
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               that are not exercisable as of the date of termination shall immediately become exercisable. Unless otherwise set forth in the SAR agreement provided for in Section 7.3 herein, all SARs granted to such Participant shall remain exercisable until their respective expiration dates, or for one year after the date that employment was terminated, whichever period is shorter.

     7.7 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of an Employee or the service of a Director shall terminate for any reason other than the reasons described in Section 7.6 herein, except for Cause, all unexercised SARs held by the Participant at that time immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to waive such termination and to make exercisable all or any portion of such SARs. Thereafter, unless otherwise set forth in the SAR agreement provided for in
Section 7.3 herein, all such exercisable SARs shall remain exercisable until their expiration dates, or for one year after the date of termination, whichever period is shorter.

          If the employment or service of the Participant shall terminate for Cause, all outstanding SARs immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the exercisability status of the SARs.

     ARTICLE 8. RESTRICTED STOCK

     8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Directors in such amounts as the Committee shall determine. Restricted shares shall vest over a minimum of three years, with the exception of shares awarded based upon performance, which shall vest over a minimum of one year.

     8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

     8.3 OTHER RESTRICTIONS. The Committee shall impose such restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, Subsidiary, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also require that Participants make cash payments at the time of grant or upon lapsing of restrictions. Such cash payments, if imposed, will be in an amount not less than the par value of the Shares.



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


     8.4 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.3 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

          "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the MB Financial, Inc. 1997 Omnibus Incentive Plan and in a Restricted Stock agreement dated ____________. A copy of the Plan and such Restricted Stock agreement may be obtained from the Chief Financial Officer of MB Financial, Inc."

     8.5 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.4 herein removed from his or her Share certificate.

     8.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     8.8 TERMINATION OF EMPLOYMENT OR SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT. In the event that a Participant's employment or service with the Company is terminated by reason of death, Disability or Retirement, the restrictions on the Participant's Restricted Stock shall lapse as of the date of termination (in the case of Disability, the restrictions shall lapse on the date the Participant's Disability is determined by the Committee to be total and permanent).

     8.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment or service of the Participant shall terminate for any reason other than those reasons described in Section 8.8 herein, including a termination for Cause, all nonvested Shares of Restricted Stock held by the Participant at that time immediately shall be forfeited and returned to the Company (and shall once again become available for grant under the Plan, except that Shares upon which dividends have been paid to a Participant may not become available for re-grant under the Plan). However, with the exception of a termination of employment for Cause, the Committee, in its sole discretion, shall have the right to provide for lapsing of the restrictions on Restricted Stock following termination, upon such terms and provisions as it deems proper.



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


     ARTICLE 9. TRANSFERABILITY

     No Award granted under the Plan shall be transferable otherwise than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, except an Award may be transferred by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members if the Committee so specifies in the Award agreement. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Article 9 a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.


     ARTICLE 10. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Chief Financial Officer of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


     ARTICLE 11. RIGHTS OF EMPLOYEES AND DIRECTORS

     11.1 EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

          For purposes of the Plan, transfer of employment or service of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment or service.

     11.2 PARTICIPATION. Subject to Section 4.1, no Employee or Director shall be entitled to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     ARTICLE 12. CHANGE IN CONTROL

     12.1 IN GENERAL. Unless otherwise set forth in the applicable Award agreement, in the event of a Change in Control of the Company as defined in
Section 12.2 herein, all Awards granted under this Plan that are still outstanding and not yet exercisable or vested shall become immediately exercisable or vested as of the date of the Change in Control and shall remain exercisable and vested for their term.


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     12.2 DEFINITION. For purposes of the Plan, a Change in Control shall mean
(i) any third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, shall become the beneficial owner of Shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the closing of a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company.

          The Board has final authority to determine the exact date on which a Change in Control has been deemed to have occurred.


     ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION

     13.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, terminate, amend, or modify the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval. The Committee may not materially waive any conditions of; or rights of the Company, or modify or amend the terms of any outstanding Award. The Committee may not reprice any award that has been granted. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

     13.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant.


     ARTICLE 14. WITHHOLDING

     14.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

     14.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, Employees may elect, subject to the approval of the Committee, to satisfy the


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


withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax which could be imposed on the transaction.


     ARTICLE 15. INDEMNIFICATION

     Each Person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


     ARTICLE 16. SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company.


     ARTICLE 17. REQUIREMENTS OF LAW

     17.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.2 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.




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